UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 25, 2007

SearchHelp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31590	11-3621755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Jericho Turnpike, Suite 208E, Syosset, New York		11791
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (516) 922-4765

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On July 25, 2007, the Board of Directors of SearchHelp, Inc. (the “Registrant”), upon the recommendation of the Registrant’s Audit Committee, dismissed Lazar, Levine and Felix LLP (“Lazar”) as the Registrant’s independent accountant and upon the recommendation of the Registrant’s Audit Committee selected the accounting firm of Sherb & Co. (“Sherb”) as the independent accountant for the Registrant’s 2007 Fiscal Year.

Lazar audited the financial statements of the Registrant for fiscal years ended December 31, 2006 and December 31, 2005. Lazar’s report on the Registrants financial statements for these periods did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Lazar’s audit report as at and for the years ended December 31, 2006 and December 31, 2005 contained a going concern qualification.

During the subsequent interim period from January 1, 2007 through July 25, 2007, and for the Registrant’s fiscal years ended December 31, 2006 and December 31, 2005, there were no disagreements between Lazar and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lazar, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

During the subsequent interim period from January 1, 2007 through July 25, 2007, and for the Registrant’s fiscal years ended December 31, 2006 and December 31, 2005, neither the Registrant nor anyone engaged on its behalf has consulted with Sherb regarding (a) applications of accounting principles to a specified transaction, either completed or proposed, (b) the type of auditing opinion that might be rendered on the Registrant’s financial statements, and neither written report nor oral advice was provided that Sherb concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (c) any matter that was either the subject of a disagreement or a reportable event.

The Registrant has requested that Lazar review the disclosure in this Report on Form 8-K, and Lazar has been given the opportunity to furnish the Registrant with a copy of its letter to the Securities and Exchange Commission containing any new information, clarification of the Registrant’s expression of its views, or the respects on which it does not agree with the statements made by the Registrant. A copy of Lazar’s letter is annexed as an Exhibit to this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARCHHELP, INC.

Date: July 25, 2007	By:	/S/ John Caruso
Name: John Caruso
Title: Chief Financial Officer

9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Letter to the Securities and Exchange Commission from Lazar, Levine and Felix LLP dated July 26, 2007